PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Jun. 30, 2020
PROPERTY AND EQUIPMENT (Tables)
Schedule of Property and equipment
	2020	2019

Cryptocurrency mining equipment	$1,242,397	$1,579,580
Furniture and equipment	16,366	16,366

Total	1,258,763	1,595,946
Less accumulated depreciation and amortization	(805,421)	(556,263)

Net	$453,342	$1,039,683